UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2009

                             PS BUSINESS PARKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           California                      1-10709               95-4300881
 (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
         Incorporation)                                      Identification No.)

701 Western Avenue, Glendale, California                         91201-2349
(Address of Principal Executive Offices)                         (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

       On February 23, 2009, PS Business Parks, Inc. (the "Company") issued a press release announcing the election by the Board of Directors of the Company of Jennifer Holden Dunbar as a member of the Board of Directors of the Company. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

       There is no arrangement or understanding pursuant to which Ms. Dunbar was nominated or elected as a director, and there have been no transactions, either since the beginning of the Company's last fiscal year or that are currently proposed, regarding Ms. Dunbar that are required to be disclosed pursuant to
Item 404(a) of SEC Regulation S-K. Ms. Dunbar has not been appointed to committees of the Board of Directors at this time.

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

       Effective February 23, 2009, the Company's Board of Directors amended the second sentence of Section 2 of Article IV of the Company's Bylaws to read as follows:

          "The exact number of directors shall be nine (9) until changed within the limits specified above, by a bylaw amending this section 2, duly adopted by the board of directors or by the shareholders."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

Exhibit 99.1--Press release dated February 23, 2009

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 25, 2009

                                                    PS BUSINESS PARKS, INC.


                                                    By: /s/ Edward A. Stokx
                                                        -----------------------
                                                        Edward A. Stokx
                                                        Chief Financial Officer


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                                  Exhibit Index


The following exhibit is being furnished with this Report:

   Exhibit 99.1--Press Release dated February 23, 2009. Filed herewith.